UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 2017

IEH Corporation
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-5278

New York	13-5549348
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E
Brooklyn, New York 11220
(Address and zip code of principal executive offices)

(718) 492-4440
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

IEH Corporation (OTC Pink Sheets: IEHC; OTCQB:IEHC) today announced that effective today trading of the Company’s shares of common stock will upgrade from the OTC Pink Sheets to the OTCQB Marketplace. The shares will continue to be quoted under the ticker symbol IEHC. Investors will be able to view real-time quotes at http://www.otcmarkets.com. IEH will no longer be quoted on the OTC Pink Sheets and effective today is exclusively quoted and traded on the OTCQB quotation platform.

The OTCQB market tier is one of three tiers established by the OTC Market Group Inc. which operates one of the world’s largest electronic interdealer quotation systems for broker-dealers to trade unlisted securities. The OTC designation is meant to identify companies that are reporting with the U.S. Securities and Exchange Commission or a U.S. banking regulatory agency, making it easy for investors to identify companies that are current in their reporting obligations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ Robert Knoth

Name: Robert Knoth
Title: Chief Financial Officer
Date: March 17, 2017